SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M 8 - K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 29, 2001


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)


              California                                68-0434802
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    (State or other jurisdiction of                    (IRS Employer
              incorporation)                          Identification No.)


                                     0-31080
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                                   (Commission
                                  File Number)


  1500 Soscol Avenue, Napa, California                      94559-3045
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code (707) 257-8585
                                                   -----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5. Other Events.

Declaration of Dividends. On January 29, 2001, the Board of Directors of North Bay Bancorp declared a 5% stock dividend and a $0.20 per share cash dividend for shareholders of record as of March 1, 2001, both payable on March 20, 2001. A copy of the press release announcing these dividends as published on February 9, 2001 is attached to this Current Report as Exhibit 99.1 and incorporated into this report by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 13, 2001          NORTH BAY BANCORP


                                 /s/ Terry L. Robinson
                                 -----------------------------------------------
                                 Terry L. Robinson, President and Chief
                                 Executive Officer (Principal Executive Officer)